EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Darryl L. Canfield, Chief Financial Officer (principal financial officer) of Biophan Technologies, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Annual Report on Form 10-K/A for the year ended February 28, 2007 (the "Report") of the Registrant, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                    Date: May 4, 2007


                                                    By: /s/ Darryl L. Canfield
                                                        -----------------------
                                                        Darryl L. Canfield
                                                        Chief Financial Officer